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*USE TO TENDER COCA-COLA HELLENIC ADSs IN THE GREEK
STATUTORY SELL-OUT ONLY*

Supplemental Letter of Transmittal

to offer to exchange each American Depositary Share,
each representing one ordinary share
of

Coca-Cola Hellenic Bottling Company S.A.

for
one American Depositary Share,
each representing one new ordinary share
of

Coca-Cola HBC AG

or

the U.S. dollar equivalent of €13.58 (net of applicable tax, brokerage and other fees, expenses and clearing duties) per American Depositary Share of Coca-Cola Hellenic Bottling Company S.A.

Pursuant to the Offer to Exchange/Prospectus

Dated March 19, 2013 (as amended or supplemented)

         THIS SUPPLEMENTAL LETTER OF TRANSMITTAL CAN BE USED BY ANY HOLDER OF AMERICAN DEPOSITARY SHARES OF COCA-COLA HELLENIC BOTTLING COMPANY S.A. NOT TENDERED AND ACCEPTED FOR EXCHANGE IN THE INITIAL OFFERING PERIOD OF THE U.S. OFFER IN ORDER TO TENDER ANY SUCH AMERICAN DEPOSITARY SHARES IN THE GREEK STATUTORY SELL-OUT CONDUCTED AS A SUBSEQUENT OFFERING PERIOD OF THE U.S. OFFER.

         THIS SUPPLEMENTAL LETTER OF TRANSMITTAL CAN BE SUBMITTED AT ANY TIME UNTIL THE EARLIER OF 5:00 P.M., NEW YORK CITY TIME, ON JULY 22, 2013 (WHICH IS ONE NEW YORK BUSINESS DAY BEFORE THE EXPIRATION OF THE GREEK STATUTORY SELL-OUT PERIOD), AND 5:00 P.M., NEW YORK CITY TIME, ON THE NEW YORK BUSINESS DAY PRECEDING THE EXPIRATION OF THE ELECTION DEADLINE OF THE GREEK STATUTORY BUY-OUT, AS APPLICABLE. A SEPARATE SUPPLEMENTAL LETTER OF TRANSMITTAL WILL BE CIRCULATED FOR THE GREEK STATUTORY BUY-OUT, ONCE LAUNCHED. IT IS EXPECTED THAT THE COMPLETION OF THE GREEK STATUTORY SELL-OUT WITH RESPECT TO THE SHARE CONSIDERATION WILL BE PRE-EMPTED BY THE COMPLETION OF THE GREEK STATUTORY BUY-OUT.

The ADS Exchange Agent for the U.S. offer is:

CITIBANK, N.A.

By Mail:	By Overnight Courier:

Citibank, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Citibank, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

         Delivery of this Supplemental Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery to the ADS Exchange Agent. You must sign this Supplemental Letter of Transmittal in the appropriate space provided therefor, with the signature guaranteed if required, and complete the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable.

         THE INSTRUCTIONS SET FORTH IN THIS SUPPLEMENTAL LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS SUPPLEMENTAL LETTER OF TRANSMITTAL IS COMPLETED.

         All tenders pursuant to this Supplemental Letter of Transmittal are irrevocable. No withdrawal rights apply to the Greek statutory sell-out, which is being conducted as a subsequent offering period of the U.S. offer.

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

DESCRIPTION OF COCA-COLA HELLENIC ADSs TENDERED

Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Coca-Cola Hellenic ADR(s))*	Coca-Cola Hellenic ADSs Tendered (Attach additional signed list if necessary)

	Coca-Cola Hellenic ADR Number(s)**	Total Number of Coca-Cola Hellenic ADSs Represented by Coca-Cola Hellenic ADR(s)**	Total Number of Coca-Cola Hellenic ADSs Represented by Book-Entry (Electronic Form) Tendered***	Number of Coca-Cola Hellenic ADSs Tendered****

Total Coca-Cola Hellenic ADSs:

*	For Coca-Cola Hellenic ADS holders who hold their Coca-Cola Hellenic ADSs in book-entry form (i) in the Direct Registration System ("DRS") of Citibank, N.A., as depositary with respect to the Coca-Cola Hellenic ADSs (the "Coca-Cola Hellenic Depositary") or (ii) on the books and records of the Coca-Cola Hellenic Depositary as a result of their participation in the International Direct Investment Plan in respect of Coca-Cola Hellenic ADSs maintained by Citibank, N.A. (the "IDI Plan"), the name of the Registered Holder must be exactly as it appears on the books and records of the Coca-Cola Hellenic Depositary.
**	Complete only if Coca-Cola Hellenic ADSs are held in certificated form. Need not be completed if transfer is to be made with respect to Coca-Cola Hellenic ADSs held in book-entry form in DRS.
***	Only include Coca-Cola Hellenic ADSs that are held in book-entry form in DRS or on the books and records of the Coca-Cola Hellenic Depositary as a result of investment through the IDI Plan. Do NOT include any Coca-Cola Hellenic ADSs to be transferred by means of the DTC book-entry system.
****	Unless otherwise indicated, it will be assumed that all Coca-Cola Hellenic ADSs described above are being tendered. See Instruction 4.

☐
CHECK HERE IF COCA-COLA HELLENIC ADRs HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 10.

SELECTION OF CONSIDERATION

Insert in this box the number of Coca-Cola Hellenic ADSs for which you wish to receive Coca-Cola HBC ADSs or "ALL" if you wish to elect to receive Coca-Cola HBC ADSs in respect of all Coca-Cola Hellenic ADSs tendered hereby

Insert in this box the number of Coca-Cola Hellenic ADSs for which you wish to receive the cash consideration or "ALL" if you wish to elect the cash consideration in respect of all Coca-Cola Hellenic ADSs tendered hereby

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

        Holders of Coca-Cola Hellenic American depositary shares ("Coca-Cola Hellenic ADSs") who hold their Coca-Cola Hellenic ADSs directly in the form of American depositary receipts ("Coca-Cola Hellenic ADRs") or in book-entry form on the books of the Coca-Cola Hellenic Depositary should use this Supplemental Letter of Transmittal to tender their Coca-Cola Hellenic ADSs into the Greek statutory buy-out portion of the U.S. Offer (as defined below) through the ADS Exchange Agent pursuant to the U.S. Offer Prospectus (as defined below).

        Holders of Coca-Cola Hellenic ADSs who hold their Coca-Cola Hellenic ADSs indirectly through a broker, dealer, commercial bank, trust company or other nominee should request that such broker, dealer, commercial bank, trust company or other nominee deliver such holder's Coca-Cola Hellenic ADSs to the ADS Exchange Agent (i) if such Coca-Cola Hellenic ADSs are evidenced by Coca-Cola Hellenic ADRs registered in your name, in the form of the Coca-Cola Hellenic ADRs, together with this Supplemental Letter of Transmittal duly executed and properly completed or (ii) if such Coca-Cola Hellenic ADSs are held in book-entry form by your broker, dealer, commercial bank, trust company or other nominee, by book-entry transfer to an account maintained by the ADS Exchange Agent at The Depository Trust Company ("DTC").

        This Supplemental Letter of Transmittal is not required to be submitted if the book-entry transfer includes the transmission of an agent's message via DTC's "Automated tender system" ("ATOP"). By instructing your broker, dealer, commercial bank, trust company or other nominee to submit or request DTC to submit an agent's message from DTC to the ADS Exchange Agent, you will be deemed to have confirmed that you have received, and agreed to be bound by the terms of, this Supplemental Letter of Transmittal and that Coca-Cola HBC AG may enforce such agreement against you. References herein to the undersigned shall also include brokers, dealers, commercial banks, trust companies and other nominees, and the customers for whom they may act, that utilize the ATOP system at DTC.

        To validly tender the Coca-Cola Hellenic ADSs in the Greek statutory sell-out portion of the U.S. Offer, the tendering holder needs to specify the consideration he or she elects to receive, that is: (i) one Coca-Cola HBC ADS for each Coca-Cola Hellenic ADS tendered herewith, or (ii) the proceeds of the sale of the underlying Coca-Cola Hellenic Shares on the Athens Exchange on which Coca-Cola HBC will maintain a standing bid at €13.58 in cash per Coca-Cola Hellenic Share, as required by Greek law, net of any applicable taxes, brokerage and other fees, expenses and clearing duties, including, without limitation, brokerage fees associated with the sale of the underlying Coca-Cola Hellenic Shares on the Athens Exchange and the Greek transaction tax of 0.20% calculated based on the sale price of the applicable Coca-Cola Hellenic Shares. This net cash euro consideration will be converted and paid in U.S. dollars pursuant to the terms of the Coca-Cola Hellenic ADS deposit agreement.

        No withdrawal rights are available in the Greek statutory sell-out, which is conducted as a subsequent offering period of the U.S. Offer.

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 1, 5 and 6)

  To be completed ONLY if (i) Coca-Cola HBC ADSs are to be issued to persons other than to the record holder(s) identified above and/or (ii) the check for the net cash consideration is to be issued and delivered to persons other than the record holder(s) identified above.

  If you complete this box, your signature must be guaranteed.

  Issue and/or Mail to:

Name	(Please Print)
Address:

(Include Zip Code)
(Tax Identification or Social Security Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5 and 6)

  To be completed ONLY if (i) statements in respect of the Coca-Cola HBC ADSs to be issued in exchange for the Coca-Cola Hellenic ADSs tendered in the Greek statutory sell-out conducted as a subsequent offering period of the U.S. Offer are to be sent to someone other than the undersigned or to the undersigned at an address other than that above and/or (ii) the check for the net cash consideration is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

  Deliver to:

Name	(Please Print)
Address:

(Include Zip Code)
(Tax Identification or Social Security Number)

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

IMPORTANT: COCA-COLA HELLENIC ADS HOLDER(S) MUST SIGN HERE
(See Instructions 1 and 5)
(Also complete the enclosed IRS Form W-9 or an IRS Form W-8, as applicable)

(Signature(s) of Coca-Cola Hellenic ADS holder(s))

        Must be signed by registered holder(s) exactly as name(s) appear(s) (i) on Coca-Cola Hellenic ADR(s) for the Coca-Cola Hellenic ADSs, (ii) in the DRS of the Coca-Cola Hellenic Depositary, (iii) on the books and records of the Coca-Cola Hellenic Depositary for investments through the IDI Plan or (iv) on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following and see Instruction 5.

Dated:                     ,

Name(s)
(Please Print)

Capacity (Full Title)

Address

(Including Zip Code)

Daytime Area Code and Telephone Number

Employer Identification or Social Security Number
(See the enclosed IRS Form W-9)

GUARANTEE OF SIGNATURE(S)
(If required—See Instructions 1 and 5)

Authorized Signature

Name
(Please Print)

Title
(Please Print)

Name of Firm

Address

(Including Zip Code)

Daytime Area Code and Telephone Number

Dated:                     ,

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

 PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

        The undersigned hereby tenders to Coca-Cola HBC AG, a stock corporation (Aktiengesellschaft/société anonyme) organized under the laws of Switzerland ("Coca-Cola HBC"), the above-described American Depositary Shares (each, a "Coca-Cola Hellenic ADS") of Coca-Cola Hellenic Bottling Company S.A. ("Coca-Cola Hellenic"), each Coca-Cola Hellenic ADS representing one ordinary share of Coca-Cola Hellenic (each, a "Coca-Cola Hellenic Share"), in exchange for, at the election of the undersigned, either (i) one Coca-Cola HBC American Depositary Share (each, a "Coca-Cola HBC ADS"), each Coca-Cola HBC ADS representing one ordinary share of Coca-Cola HBC (each, a "Coca-Cola HBC Share"), or (ii) the U.S. dollar equivalent of the proceeds of the sale of the underlying Coca-Cola Hellenic Shares on the Athens Exchange on which Coca-Cola HBC will maintain a standing bid at €13.58 in cash per Coca-Cola Hellenic Share in accordance with Greek law, net of any applicable taxes, brokerage and other fees, expenses and clearing duties, in each case upon the terms of the Greek statutory sell-out conducted as a subsequent offering period of the U.S. offer set forth in the Offer to Exchange/Prospectus, dated March 19, 2013 (as amended or supplemented, the "U.S. Offer Prospectus") as filed with the U.S. Securities and Exchange Commission as part of a registration statement on Form F-4, file number 333-184685, and this related Supplemental Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "U.S. Offer"). Receipt of the U.S. Offer Prospectus is hereby acknowledged.

        The Coca-Cola HBC ADSs are to be issued pursuant to a deposit agreement by and among Coca-Cola HBC and Citibank, N.A., as depositary with respect to the Coca-Cola HBC ADSs (the "Coca-Cola HBC Depositary"), and all holders and beneficial owners of Coca-Cola HBC ADSs issued thereunder from time to time, filed as an exhibit to the Registration Statement on Form F-6, file number 333-185536, together with any amendments or supplements thereto.

        Upon the terms of the Greek statutory sell-out portion of the U.S. Offer, subject to, and effective upon, acceptance of the delivery of the Coca-Cola Hellenic ADSs tendered hereby in accordance with the terms of the Greek statutory sell-out portion of the U.S. Offer, the undersigned hereby (1) sells, assigns and transfers to, or upon the order of, Coca-Cola HBC all right, title and interest in and to all the Coca-Cola Hellenic ADSs that are being tendered herewith (and any and all dividends, distributions, rights, other shares of Coca-Cola Hellenic ADSs or other securities issued or issuable in respect thereof with a record date after the date on which the Coca-Cola Hellenic ADSs are transferred (collectively, "Distributions")); (2) orders the registration of any Coca-Cola Hellenic ADSs tendered by book-entry transfer to or upon the order of Coca-Cola HBC; and (3) irrevocably constitutes and appoints Citibank, N.A., as the ADS exchange agent (the "ADS Exchange Agent"), as the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Coca-Cola Hellenic ADSs (and any and all Distributions), to perform the following functions on the undersigned's behalf and for the undersigned's account:

  (a)
  deliver American depositary receipts representing such Coca-Cola Hellenic ADSs (and any and all Distributions), or transfer ownership of such Coca-Cola Hellenic ADSs (and any and all Distributions), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Coca-Cola HBC;

  (b)
  present such Coca-Cola Hellenic ADSs (and any and all Distributions) for transfer on the books of the Coca-Cola Hellenic Depositary;

  (c)
  receive all benefits and otherwise exercise all rights of beneficial ownership of such Coca-Cola Hellenic ADSs (and any and all Distributions); and

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

  (d)
  direct, in accordance with the instructions contained herein, the Coca-Cola Hellenic Depositary, or a custodian or other agent acting on its behalf, to tender the Coca-Cola Hellenic Shares represented by such Coca-Cola Hellenic ADSs in the Greek statutory sell-out, for the account of the undersigned, on the terms of the U.S. Offer Prospectus, the related declaration of election and applicable law and regulation or to instruct a broker of its choice or selected by Coca-Cola HBC in Greece to sell the Coca-Cola Hellenic Shares represented by such Coca-Cola Hellenic ADSs on the Athens Exchange, including, without limitation, by way of "bulk" instruction in the event that tenders of Coca-Cola Hellenic ADSs in the Greek statutory sell-out portion of the U.S. Offer are aggregated.

        Upon such acceptance, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Coca-Cola Hellenic ADSs (and any and all Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned with respect to such Coca-Cola Hellenic ADSs (and any and all Distributions).

        The undersigned hereby represents and warrants to Coca-Cola HBC and the ADS Exchange Agent that the undersigned has full power and authority to tender Coca-Cola Hellenic ADSs in the Greek statutory sell-out portion of the U.S. Offer and to exchange, sell, contribute, assign and transfer the Coca-Cola Hellenic ADSs (and any and all securities or rights issued or issuable in respect thereof) in the Greek statutory sell-out portion of the U.S. Offer and, when such Coca-Cola Hellenic ADSs are transferred to or upon the order of Coca-Cola HBC, as applicable, the transferee will acquire good title thereto, free and clear of all liens, charges, encumbrances and other third party interests, and together with all rights then or thereafter attaching thereto, including, without limitation, voting rights and the right to receive all Distributions payable to a holder thereof.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the ADS Exchange Agent or Coca-Cola HBC to be necessary or desirable to complete the sale, assignment and transfer of the Coca-Cola Hellenic ADSs tendered hereby and all Distributions to or upon the order of Coca-Cola HBC.

        All authority conferred or agreed to be conferred in this Supplemental Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, trustees in bankruptcy, successors and assigns of the undersigned. The tender of the Coca-Cola Hellenic ADSs hereby is irrevocable.

        The undersigned understands that the delivery and surrender of the Coca-Cola Hellenic ADSs is not effective until the ADS Exchange Agent receives the Coca-Cola Hellenic ADSs with this Supplemental Letter of Transmittal, properly completed and duly executed or an agent's message, as applicable, together with all accompanying evidences of authority in form satisfactory to Coca-Cola HBC and any other required documents.

        Coca-Cola HBC's acceptance of the delivery of Coca-Cola Hellenic ADSs validly tendered according to the procedures described in the U.S. Offer Prospectus applicable to the Greek statutory sell-out and in the Instructions hereto will constitute a binding agreement between the undersigned and Coca-Cola HBC upon the terms of the Greek statutory sell-out portion of the U.S. Offer. All questions as to validity, form and eligibility of any tender of Coca-Cola Hellenic ADSs hereby will be determined by Coca-Cola HBC (which may delegate power in whole or in part to the ADS Exchange Agent) and such determination will be final and binding.

        The undersigned understands that the Coca-Cola HBC ADSs will be issued in "uncertificated" form as direct registration securities or on the books and records of the Coca-Cola HBC Depositary if the Coca-Cola Hellenic ADSs exchanged were issued pursuant to the IDI Plan. If the undersigned

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

wishes to receive Coca-Cola HBC ADSs in certificated form, the undersigned will need, upon receipt of a statement from the ADS Exchange Agent that Coca-Cola HBC ADSs have been issued, to instruct the Coca-Cola HBC Depositary in accordance with the instructions contained in such statement to issue certificates for such Coca-Cola HBC ADSs.

        The undersigned acknowledges and understands that there will be no guaranteed delivery process available to tender Coca-Cola Hellenic ADSs, and that there will be no withdrawal rights for any tenders of Coca-Cola ADSs in the Greek statutory sell-out, which is conducted as a subsequent offering period of the U.S. Offer.

        The undersigned acknowledges and agrees that the ADS Exchange Agent will aggregate valid tenders of Coca-Cola Hellenic ADSs received in the Greek statutory sell-out portion of the U.S. Offer during successive five New York business day periods (or a shorter period to the extent the Greek statutory sell-out is terminated and five New York business days have not elapsed) and will instruct the Coca-Cola Hellenic ADS Depositary to cause the custodian who holds the corresponding Coca-Cola Hellenic Shares in Greece on behalf of such depositary to either make an election for share consideration in the Greek statutory sell-out or give a bulk instruction through a broker in Greece for the sale of the underlying Coca-Cola Hellenic Shares on the Athens Exchange.

        The undersigned acknowledges and agrees that in the case of a cash election, the ADS Exchange Agent will arrange for the conversion of the net cash euro consideration from the sale of the underlying Coca-Cola Hellenic Shares received into U.S. dollars pursuant to the terms of the deposit agreement by and among Coca-Cola Hellenic and Citibank, N.A., as depositary with respect to the Coca-Cola Hellenic ADSs, and all holders and beneficial owners of Coca-Cola Hellenic ADSs issued thereunder from time to time, and the remittance of the net cash proceeds in U.S. dollars (after deduction of applicable fees, taxes and expenses) (or the average net cash proceeds in U.S. dollars if the sales of the underlying Coca-Cola Hellenic Shares of more than one holder have been bundled and executed in bulk) to the tendering holder promptly after receipt of the applicable euro cash consideration.

        For Coca-Cola Hellenic ADSs tendered in the Greek statutory sell-out directly by registered holders of Coca-Cola Hellenic ADSs to the ADS Exchange Agent, the net cash consideration in U.S. dollars will be disbursed by check.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the check for cash consideration or the Coca-Cola HBC ADSs and/or deliver statements in respect of any certificates for any Coca-Cola Hellenic ADSs not tendered or accepted under the terms of the Greek statutory sell-out portion of the U.S. Offer in the name(s) of the registered holder(s) appearing above under "Description of Coca-Cola Hellenic ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for cash consideration or the statements in respect of Coca-Cola HBC ADSs and/or mail statements in respect of any Coca-Cola Hellenic ADSs not tendered or not accepted under the terms of the Greek statutory sell-out portion of the U.S. Offer (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Coca-Cola Hellenic ADSs Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the check for cash consideration or the Coca-Cola HBC ADSs and/or mail statements in respect of any Coca-Cola Hellenic ADSs not tendered or not accepted under the terms of the Greek statutory sell-out portion of the U.S. Offer (and any accompanying documents, as appropriate) in the name(s) of, and deliver the check for cash consideration or the statements in respect of such Coca-Cola HBC ADSs (and any accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that Coca-Cola HBC has no obligation under the "Special Issuance Instructions" to transfer any Coca-Cola Hellenic ADSs from the name of the registered holder thereof if Coca-Cola HBC does not accept any of the Coca-Cola Hellenic ADSs so tendered.

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

 INSTRUCTIONS

Forming Part of the Terms of the U.S. Offer

        To complete the Supplemental Letter of Transmittal, you must do the following prior to the earlier of 5:00 p.m., New York City time, on July 22, 2013, which is the New York business day immediately preceding the expiration date of the Greek statutory sell-out period, and 5:00 p.m., New York City time, on the New York business day preceding the expiration of the election deadline of the Greek statutory buy-out, as applicable:

  •
  Fill in the box entitled "Description of Coca-Cola Hellenic ADSs Tendered."

  •
  Fill in the box entitled "Selection of Consideration."

  •
  Sign and date the Supplemental Letter of Transmittal in the box entitled "Important: All Coca-Cola Hellenic ADS Holder(s) Must Sign Here."

  •
  Fill in and sign the enclosed IRS Form W-9 (in the case of a Coca-Cola Hellenic ADS holder that is a U.S. person) or provide the appropriate duly executed IRS Form W-8 (in the case of a Coca-Cola Hellenic ADS holder that is not a U.S. person).

        In completing the Supplemental Letter of Transmittal, you may (but are not required to) also do the following:

  •
  If you want the check for cash consideration, the Coca-Cola HBC ADSs or the Coca-Cola Hellenic ADSs not tendered or exchanged to be issued in the name of another person, complete the box entitled "Special Issuance Instructions."

  •
  If you want the check for cash consideration, the statements in respect of Coca-Cola HBC ADSs or the Coca-Cola Hellenic ADSs not tendered or exchanged delivered to an address other than that appearing under Description of Coca-Cola Hellenic ADSs Tendered, complete the box entitled "Special Delivery Instructions."

        If you complete the box entitled "Special Issuance Instructions" you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Supplemental Letter of Transmittal is signed by an Eligible Institution.

        1.    Guarantee of Signatures.    No signature guarantee is required on this Supplemental Letter of Transmittal (i) if this Supplemental Letter of Transmittal is signed by the registered holder(s) of Coca-Cola Hellenic ADSs tendered herewith and such registered holder has not completed the box entitled "Special Issuance Instructions" on this Supplemental Letter of Transmittal or (ii) if the Coca-Cola Hellenic ADSs tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, or other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (such institution, an "Eligible Institution"). In all other cases, all signatures on this Supplemental Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If a Coca-Cola Hellenic ADR is registered in the name of a person other than the signer of this Supplemental Letter of Transmittal, or if Coca-Cola HBC ADSs are to be issued to a person other than the registered holder of the Coca-Cola Hellenic ADRs surrendered, then the tendered Coca-Cola Hellenic ADR must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the Coca-Cola Hellenic ADR, with the signature(s) on the Coca-Cola Hellenic ADR or stock powers guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements for Tender.    This Supplemental Letter of Transmittal is to be completed by Coca-Cola Hellenic ADS holders if (i) Coca-Cola Hellenic ADRs are to be forwarded herewith or

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

(ii) Coca-Cola Hellenic ADSs to be tendered are held in book-entry form on the books and records of the Coca-Cola Hellenic Depositary either in DRS or as a result of investment through the IDI Plan, in each case, pursuant to the procedures set forth herein and in the U.S. Offer Prospectus. For a Coca-Cola Hellenic ADS holder validly to tender Coca-Cola Hellenic ADSs pursuant to the Greek statutory sell-out portion of the U.S. Offer, a properly completed and duly executed Supplemental Letter of Transmittal, together with any required signature guarantees and any other required documents, must be received by the ADS Exchange Agent at one of its addresses set forth herein prior to the earlier of 5:00 p.m., New York City time, on July 22, 2013, and 5:00 p.m., New York City time, on the New York business day preceding the expiration of the election deadline of the Greek statutory buy-out, as applicable, and, if not held in book-entry form in DRS or as a result of investment through the IDI Plan, Coca-Cola Hellenic ADRs for tendered Coca-Cola Hellenic ADSs must be received by the ADS Exchange Agent at one of such addresses prior to the earlier of 5:00 p.m., New York City time, on July 22, 2013, and 5:00 p.m., New York City time, on the New York business day preceding the expiration of the election deadline of the Greek statutory buy-out, as applicable.

        The signatures on this Supplemental Letter of Transmittal cover the Coca-Cola Hellenic ADSs tendered hereby.

        The method of delivery of the Coca-Cola Hellenic ADSs, this Supplemental Letter of Transmittal and all other required documents is at the election and risk of the tendering Coca-Cola Hellenic ADS holder. The Coca-Cola Hellenic ADSs will be deemed delivered only when actually received by the ADS Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted. All tendering Coca-Cola Hellenic ADS holders, by executing this Supplemental Letter of Transmittal, waive any right to receive any notice of acceptance of their Coca-Cola Hellenic ADSs tendered in the Greek statutory sell-out portion of the U.S. Offer.

        All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Coca-Cola Hellenic ADSs by this Supplemental Letter of Transmittal will be determined by Coca-Cola HBC (which may delegate power in whole or in part to the ADS Exchange Agent), in its sole discretion. Coca-Cola HBC reserves the absolute right to reject any or all tenders determined by Coca-Cola HBC not to be in proper form or the acceptance of which may, in the opinion of Coca-Cola HBC's counsel, be unlawful. Coca-Cola HBC also reserves the absolute right to waive any defect or irregularity in any tender of Coca-Cola Hellenic ADSs of any particular Coca-Cola Hellenic ADS holder, whether or not similar defects or irregularities are waived in the case of other holders. All questions as to the interpretation of the terms of the U.S. Offer will be determined by Coca-Cola HBC, in its sole discretion. No tender of Coca-Cola Hellenic ADSs will be deemed to have been validly made until all defects and irregularities with respect to the tender have been cured or waived by Coca-Cola HBC. None of Coca-Cola Hellenic, Coca-Cola HBC or any of their respective affiliates or assigns, the ADS Exchange Agent, the Information Agent or any other person or entity will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

        3.    Inadequate Space.    If the space provided herein under "Description of Coca-Cola Hellenic ADSs Tendered" is inadequate, the number of Coca-Cola Hellenic ADSs tendered and the Coca-Cola Hellenic ADR numbers with respect to such Coca-Cola Hellenic ADSs should be listed on a separate signed schedule attached hereto.

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

        4.    Partial Tenders.    If fewer than all the Coca-Cola Hellenic ADSs evidenced by any Coca-Cola Hellenic ADR submitted or held in book-entry form on the books and records of the Coca-Cola Hellenic Depositary in DRS or a as a result of investment through the IDI Plan, are to be tendered, fill in the number of Coca-Cola Hellenic ADSs that are to be tendered in the box entitled "Number of Coca-Cola Hellenic ADSs Tendered." In any such case, new certificate(s) or statements for the remainder of the Coca-Cola Hellenic ADSs that were evidenced by the Coca-Cola Hellenic ADR(s)

will be sent to the registered holder, unless otherwise provided in the appropriate box on this Supplemental Letter of Transmittal, promptly. All Coca-Cola Hellenic ADSs represented by Coca-Cola Hellenic ADRs delivered to the ADS Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Supplemental Letter of Transmittal, Stock Powers and Endorsements.    If this Supplemental Letter of Transmittal is signed by the registered holder(s) of the Coca-Cola Hellenic ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Coca-Cola Hellenic ADR(s) or on the books and records of the Coca-Cola Hellenic Depositary if held in book-entry form in DRS or as a result of investment through the IDI Plan, without any change whatsoever.

        If any of the Coca-Cola Hellenic ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Supplemental Letter of Transmittal.

        If any tendered Coca-Cola Hellenic ADSs are registered in different names on several Coca-Cola Hellenic ADRs or in several book-entries, it will be necessary to complete, sign and submit as many separate Supplemental Letters of Transmittal, as there are different registrations of Coca-Cola Hellenic ADSs.

        If this Supplemental Letter of Transmittal or any Coca-Cola Hellenic ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Coca-Cola HBC of the authority of such person to so act must be submitted.

        If this Supplemental Letter of Transmittal is signed by the registered holder(s) of the Coca-Cola Hellenic ADSs listed and transmitted hereby, no endorsements of Coca-Cola Hellenic ADRs or separate stock powers are required unless the check for the cash consideration or the Coca-Cola HBC ADSs or certificates for any Coca-Cola Hellenic ADSs not tendered or not accepted in the Greek statutory sell-out portion of the U.S. Offer are to be issued in the name of a person other than the registered holder(s). Signatures on any such Coca-Cola Hellenic ADRs or stock powers must be guaranteed by an Eligible Institution.

        If the Coca-Cola Hellenic ADRs for Coca-Cola Hellenic ADSs are registered in the name of a person other than the signer of this Supplemental Letter of Transmittal, or if issuance of the check for the cash consideration or the Coca-Cola HBC ADSs is to be made or Coca-Cola Hellenic ADRs for Coca-Cola Hellenic ADSs not tendered or not accepted for exchange are to be returned to a person other than the registered holder of the Coca-Cola Hellenic ADRs surrendered, the tendered Coca-Cola Hellenic ADRs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Coca-Cola Hellenic ADR(s). Signature(s) on any such Coca-Cola Hellenic ADRs or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

        6.    Special Issuance and Delivery Instructions.    If the check for the cash consideration or the Coca-Cola HBC ADSs are to be issued in the name of, and/or Coca-Cola Hellenic ADSs for any Coca-Cola Hellenic ADSs not accepted in the Greek statutory sell-out portion of the U.S. Offer or not tendered are to be issued in the name of and/or statements in respect of such Coca-Cola Hellenic ADSs returned to, a person other than the signer of this Supplemental Letter of Transmittal, or if the check for the cash consideration or the statements in respect of the Coca-Cola HBC ADSs are to be sent, and/or statements in respect of such Coca-Cola Hellenic ADSs are to be returned, to a person other than the signer of this Supplemental Letter of Transmittal, the appropriate boxes on this Supplemental Letter of Transmittal should be completed.

        7.    Important Tax Information; IRS Forms W-9 and W-8.    U.S. federal income tax law generally requires that if your Coca-Cola Hellenic ADSs are accepted in the Greek statutory sell-out portion of the U.S. Offer, you or your assignee (in either case, the "Payee") must provide Coca-Cola HBC or its assignee (in either case, the "Payer") with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Payer is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS") and backup withholding in an amount equal to 28% (under current law) on all reportable payments made pursuant to, or after, the U.S. Offer. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained by timely filing a claim for refund with the IRS.

        To prevent backup withholding, each Payee must, unless an exemption applies, provide to the ADS Exchange Agent such Payee's correct TIN by completing the IRS Form W-9 enclosed herewith, certifying that (i) the TIN provided is correct, (ii) (a) the Payee is exempt from backup withholding, (b) the Payee has not been notified by the IRS that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the Payee that such Payee is no longer subject to backup withholding and (iii) the Payee is a U.S. person (including a U.S. resident alien). If a Payee is subject to backup withholding, such Payee must cross out item (2) of the "Certification" box (Part II) on the Form W-9.

        If the Payee does not have a TIN, such Payee should consult the instructions set forth in the enclosed IRS Form W-9 for instructions on applying for a TIN and apply for a TIN. If the Payee does not provide such Payee's TIN to the Payer by the time of payment, backup withholding will apply.

        If the Coca-Cola Hellenic ADSs are held in more than one name or are not in the name of the actual owner, consult the instructions set forth in the enclosed IRS Form W-9 for information on which TIN to report.

        Certain Payees (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should check the "Exempt payee" box on the IRS Form W-9. See the instructions set forth in the enclosed IRS Form W-9 for additional instructions. In order for a nonresident alien individual or foreign entity to establish its exemption from backup withholding, such person must submit an appropriate and properly completed IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the ADS Exchange Agent or from the IRS at its internet website: www.irs.gov.

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        FAILURE TO COMPLETE AND RETURN IRS FORM W-9 OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE, MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO, OR AFTER, THE U.S. OFFER. PLEASE REVIEW THE ENCLOSED IRS FORM W-9 AND INSTRUCTIONS CONTAINED IN THIS SUPPLEMENTAL LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING BACKUP WITHHOLDING.

        8.    Coca-Cola HBC Depositary Book-Entry Registration of Coca-Cola HBC ADSs.    All Coca-Cola HBC ADSs will be issued to you in uncertificated, book-entry form either in the direct registration system maintained by the Coca-Cola HBC Depositary or on the books and records of the Coca-Cola HBC Depositary if the Coca-Cola Hellenic ADSs exchanged were held as a result of investment through the IDI Plan. As a holder of Coca-Cola HBC ADSs you will receive periodic statements issued by the Coca-Cola HBC Depositary reflecting the number of Coca-Cola HBC ADSs you own, rather than physical certificates that evidence the Coca-Cola HBC ADSs. If you wish to receive certificated Coca-Cola HBC ADSs, you will need, upon receipt of the statements reflecting the issuance of Coca-Cola HBC ADSs in your name, to request the Coca-Cola HBC Depositary to issue and mail certificates for your Coca-Cola HBC ADSs in the manner detailed in the statements.

        9.    Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the information agent for the U.S. Offer (the "Information Agent") at the address listed below. Additional copies of the U.S. Offer Prospectus, this Supplemental Letter of Transmittal, and IRS Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees. An applicable IRS Form W-8 may be obtained from the ADS Exchange Agent or from the IRS at its internet website: www.irs.gov.

        10.    Lost, Destroyed or Stolen Certificates.    If any certificate representing Coca-Cola Hellenic ADSs has been lost, destroyed or stolen, the Coca-Cola Hellenic ADS holder should promptly call the Coca-Cola Hellenic Depositary (the "Transfer Agent"), at 1 (877) 248-4237 (toll free) or 1 (781) 575-4555 if outside of U.S.A. The Coca-Cola Hellenic ADS holder will then be instructed by the Transfer Agent as to the steps that must be taken to replace the certificate. This Supplemental Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT: THIS SUPPLEMENTAL LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, AND ANY OTHER REQUIRED DOCUMENTS, AS WELL AS COCA-COLA HELLENIC ADRs FOR TENDERED COCA-COLA HELLENIC ADSs MUST BE RECEIVED BY CITIBANK, N.A., PRIOR TO THE EARLIER OF 5 P.M. ON JULY 22, 2013 (WHICH IS ONE NEW YORK BUSINESS DAY BEFORE THE EXPIRATION OF THE GREEK STATUTORY SELL-OUT PERIOD), AND 5 P.M., NEW YORK CITY TIME, ON THE NEW YORK BUSINESS DAY PRECEDING THE EXPIRATION OF THE ELECTION DEADLINE OF THE GREEK STATUTORY BUY-OUT, AS APPLICABLE.

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

The ADS Exchange Agent for the U.S. Offer is:

 CITIBANK, N.A.

By Mail:	By Overnight Courier:

Citibank, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Citibank, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

        Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Requests for additional copies of the U.S. Offer Prospectus and this Supplemental Letter of Transmittal may be directed to the Information Agent at its telephone number and location listed below, and copies will be furnished promptly at Coca-Cola HBC's expense. Coca-Cola Hellenic ADS holders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the U.S. Offer.

The Information Agent for the U.S. Offer is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005

Banks and Brokers Call Collect:
1 (212) 269-5550

Coca-Cola Hellenic ADS Holders and All Others Call Toll-Free:
1 (800) 859-8511

VOLUNTARY CORPORATE ACTION COY: COHC STATUTORY SELL-OUT

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PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS
INSTRUCTIONS Forming Part of the Terms of the U.S. Offer
CITIBANK, N.A.